CoreValues America First Technology ETF Trading Symbol: USMD Listed on NYSE Arca, Inc Summary Prospectus November 26, 2025 www.cvafunds.com/usmd

Before you invest, you may want to review the CoreValues America First Technology ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated November 10, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.cvafunds.com/usmd. You can also get this information at no cost by calling at (833) 333-9383 or by sending an e-mail request to info@cvafunds.com/usmd.

Investment Objective

The CoreValues America First Technology ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.87%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.87%

(1)	The Fund’s investment adviser, Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, will pay, or require a third-party to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses (collectively, the “Excluded Expenses”).
(2)	Based on estimated amounts for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$89	$278

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in a portfolio primarily comprised of U.S. exchange-listed companies (including American Depositary Receipts (“ADRs”) of non-U.S. companies traded on U.S. exchanges) that the Fund’s sub-adviser, MSA Power Funds LLC (the “Sub-Adviser”) identifies as likely to benefit from the advancement of strategic and emerging technologies critical to national innovation, security and industrial leadership in the United States (“America First Technologies”) (described below). In selecting the Fund’s portfolio securities for investment, the Sub-Adviser seeks to invest the Fund’s assets to achieve returns, before fees and expenses, that are similar to those of the Solactive America First Technology Index TR (the “Underlying Index”), which is owned, calculated, administered, and published by Solactive AG (the “Index Provider”).

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Solactive America First Technology Index

The Underlying Index is comprised of publicly traded U.S. exchange-listed securities (including ADRs) of companies that potentially stand to benefit from the advancement of technologies that are critical to U.S. national innovation, security and industrial leadership. The initial universe of eligible companies includes companies that have or are expected to have exposure to the provision of products and/or services that contribute to any of eight categories of “America First Technologies” described below:

●	Autonomous Systems: Companies that develop or deploy technologies enabling unmanned and self-directed operations across air, land, sea, and space. This includes firms building autonomous drones, vehicles, robotics, and underwater systems for civilian, industrial, or defense applications, as well as those providing supporting components such as light detection and ranging technologies (LiDAR), navigation platforms, and artificial intelligence (“AI”) powered autonomous weapon systems.

●	Cyber Security: Companies that protect digital infrastructure, data, and users from internal and external threats. This includes firms offering cybersecurity solutions like endpoint protection, encryption, threat intelligence, secure network architecture, malware detection, and cloud-native security services, as well as those providing AI-driven threat response and zero-trust frameworks.

●	Defense Technology: Companies that develop, manufacture, or supply next-generation technologies for military and national security. This includes advanced aerospace systems, satellites, military-grade cybersecurity, defense communication platforms, AI-powered command and control software, space defense infrastructure, and electronic warfare technologies, alongside secure border and surveillance solutions.

●	Digital Infrastructure: Companies that provide the hardware, software, and connectivity essential for digital operations and cloud-based services. This includes data centers, colocation services, networking and storage systems, cloud computing platforms, edge computing infrastructure, and advanced analytics tools, as well as providers of scalable computing, platform management, and digital workflow automation.

●	Electronic Components: Companies involved in the design, manufacturing, or integration of hardware components critical to electronic systems. This includes producers of sensors, circuit boards, embedded systems, and communication modules, serving industries like automotive, robotics, industrial automation, and smart technologies through scalable and connected hardware solutions.

●

Nuclear and Power Storage: Companies that produce or support energy storage technologies and nuclear power solutions. This includes providers of lithium-ion and next-generation batteries, energy storage systems for grid and mobility use, as well as companies engaged in uranium mining, nuclear reactor design, small modular reactors (SMRs), and advanced nuclear fission and fusion technologies.

●	Robotics: Companies that design, manufacture, or apply robotic systems for automation across sectors such as manufacturing, logistics, agriculture, healthcare, and defense. This includes industrial robots, collaborative robots, autonomous mobile robots, and surgical robots, as well as supporting technologies in “mechatronics” (i.e., mechanical, electrical, computer and control systems), machine vision, robotic sensing, and AI-driven automation platforms.

●	Semiconductors: Companies that design, fabricate, or supply semiconductor materials, components, and manufacturing equipment. This includes integrated circuit (“IC”) providers, chip foundries, and companies involved in photolithography (a process used to manufacture microchips), packaging, and advanced chip architecture like AI chips, mixed-signal ICs, and quantum computing processors, enabling innovation across digital and electronic applications.

The initial universe of eligible securities includes stock of any U.S. exchange-listed companies (including ADRs of non-U.S. companies) that operate in one or more of the above eight America First Technologies categories, subject to minimum liquidity and market capitalization requirements.

This initial universe is then narrowed to include only those companies traded on U.S. exchanges that generate at least 50% of their revenues from activities utilizing strategic and emerging technologies within the above-listed categories that are critical to national innovation, security and industrial leadership in the United States. Companies that satisfy the initial screening criteria are then scored and ranked based on their level of exposure to each category. If a company has exposure to multiple categories, it is classified under the category in which it has the highest exposure ranking. The Underlying Index’s rules-based scoring and ranking methodology selects the 15 highest-ranked company securities in each category. These companies become Index constituents, resulting in the Underlying Index typically maintaining 120 components across the eight categories of America First Technologies.

The Underlying Index is a total return index, meaning its performance reflects the reinvestment of dividends and distributions. Its constituents are weighted according to their free-float market capitalization. While the Underlying Index has minimum market capitalization requirements, it may have exposure to small-, mid- and large-capitalization companies. The Underlying Index is also reconstituted and rebalanced semi-annually, at which time companies that no longer meet index criteria are removed, and those that do are added (although as described below, the Sub-Adviser has discretion to adjust the Fund’s portfolio investments at any time).

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The Index Provider partnered with the Sub-Adviser to co-develop the methodology used to determine the securities included in the Underlying Index. The Sub-Adviser is not involved in the ongoing maintenance of the Underlying Index or any discretionary decisions relating to its application, and does not act in the capacity of an index provider. The Sub-Adviser does not receive any fees associated with the use of the Underlying Index.

The Fund’s Investment Strategy

The Sub-Adviser generally expects to use a “replication” strategy to achieve the Fund’s investment objective, meaning the Fund will invest in most of the Underlying Index’s component securities. The Sub-Adviser may, however, use a “representative sampling” strategy. In doing so, the Fund’s assets will typically be allocated to a selected group of securities within the Underlying Index that the Sub-Adviser expects to mirror the overall performance of the Underlying Index. The Sub-Adviser will use a representative sampling approach when it deems it to be the most advantageous option for the Fund.

While the Underlying Index’s methodology serves as the primary basis for the Fund’s portfolio construction and the identification of America First Technologies companies, the Sub-Adviser will actively manage the Fund. The Sub-Adviser may buy or sell securities not yet included in, or not yet removed from, as the case may be, the Underlying Index prior to the Index’s rebalancing and reconstitution. Generally, the Sub-Adviser will use the Index’s criteria to guide its decisions. If the Sub-Adviser receives new information about an existing portfolio security or an emerging America First Technologies company after the Index’s last rebalancing and reconstitution, it has the discretion to re-allocate those securities at any time. For example, the Sub-Adviser may identify negative issues with a company’s outlook, or potential opportunities, and remove it from the portfolio. To further the example, the Fund may remove portfolio holdings of a company that has experienced a negative change in business circumstances, or add a company that has recently completed an initial public offering (“IPO”). Accordingly, there may be times when the Fund’s holdings and performance deviate significantly from those of the Underlying Index.

The Fund may also invest a portion of the portfolio in the equity securities of private, non-listed U.S. companies not represented in the Underlying Index, but that the Sub-Adviser identifies as having exposure to any of the eight categories America First Technologies described above, or having similar attributes. In selecting securities of private companies, the Sub-Adviser may look for companies with exposure to America First Technologies that are similar those represented in the Underlying Index but which are late-stage private companies nearing, or preparing for, an IPO. However, the Sub-Adviser may also select similar companies that are in earlier stages of development for inclusion in the Fund’s investment portfolio.

Portfolio Characteristics

Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in equity securities of America First Technologies companies. The Fund may invest up to 20% of its net assets in companies that are not included in the 80% test noted above. These investments can include equity securities and depositary receipts of issuers that are not Index constituents, including private, non-listed companies, but that the Sub-Adviser would characterize as emerging America First Technologies companies, based on the Sub-Adviser’s analysis of publicly available business plans and as may be further evidenced by capital expenditures, research and development efforts and business acquisitions. This 20% of the Fund’s portfolio may also be invested in cash or cash equivalents (including money market funds).

To the extent the Underlying Index concentrates (i.e., holds more than 25% of its total assets in the securities of a particular industry or group of related industries), the Fund is expected to be concentrated in that industry. As of October 10, 2025, the Index was concentrated in the semiconductors and semiconductor equipment industry. See “Principal Investment Risks - Sector and Industry Risk - Semiconductor and Semiconductor Equipment Companies Risk” below.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

America First Technologies Risk. Companies involved in the categories of America First Technologies may be subject to a significant amount of governmental regulation, and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on such critical technologies and the companies involved with them. Certain of these technologies could face increasing regulatory scrutiny in the future, which may limit the development of some or all of these technologies and impede the growth of companies that develop and/or utilize those technologies. Some or all of the technologies represented in the Index may receive direct or indirect government support, such as subsidies, tariffs or other targeted financial and/or regulatory programs. Such government support may be insufficient, may not achieve the desired effects or may even have counterproductive effects for the applicable critical technologies. Companies involved in these technologies rely to a large extent on U.S. Government (and non-U.S. governments) demand for their products and services and may be significantly affected by changes in government regulations and spending, as well as economic conditions and industry consolidation. Strategic and emerging technology companies are often potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. The technologies reflected by the Underlying Index may not be the technologies which prove most critical for future U.S. development. Some or all of these technologies may not advance sufficiently to fulfill expectations with respect to their benefits and companies which are involved in such technologies may not succeed, which could have material adverse effect on the Fund’s returns. The Sub-Adviser’s or the Underlying Index’s methodology may not successfully identify those companies which will most benefit from or advance America First Technologies.

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Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

Sector and Industry Risk. At times the Fund may increase the relative emphasis of its investments in a particular sector, industry or group of industries. The prices of securities of issuers in a particular sector, industry or group of industries may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that sector, industry or group of industries more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular sector, industry or group of industries, the value of Shares may fluctuate in response to events affecting that sector, industry or group of industries.

○	Information Technology Companies Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

○	Artificial Intelligence, Robotics and Autonomous Systems Companies Risk. Companies that develop, manufacture or deploy artificial intelligence technologies, robotics and autonomous systems typically have high research and capital expenditures and, as a result, their profitability can vary widely, if they are profitable at all. The space in which they are engaged is highly competitive and their products and services may become obsolete very quickly. These companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. The issuers are also subject to legal, regulatory and political changes that may have a large impact on their profitability. A failure in a company’s product or even questions about the safety of the product could be devastating to the company, especially if it is the company’s marquee product.

○	Semiconductor and Semiconductor Equipment Companies Risk. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The industry is complex and global in nature, with manufacturing plants predominantly located in East Asia. Because of this, it is subject to numerous risks, including geopolitical tensions, earthquakes, and extreme weather events. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

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○	Cybersecurity Companies Risk. Cybersecurity companies may have limited product lines, markets, financial resources or personnel and typically face intense competition and potentially rapid product obsolescence. Cybersecurity companies may be adversely impacted by government regulations, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. Cybersecurity companies may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights.

○	Defense Technology Companies Risk. Defense and aerospace companies rely to a large extent on U.S. (and other) Government demand for their products and services and may be significantly affected by changes in government regulations and spending, as well as economic conditions and industry consolidation.

○	Digital Infrastructure Company Risk. Digital infrastructure companies are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which digital infrastructure companies are utilized and operated. Digital infrastructure companies may be affected by unique supply and demand factors that do not apply to other real estate sectors, such as changes in demand for communications infrastructure, consolidation of tower sites, and new technologies that may affect demand for data centers. Other factors that may affect the operations of digital infrastructure companies include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts, cyberattacks, or political actions, risks of environmental damage due to a company’s operations or an accident, and general changes in market sentiment towards digital infrastructure assets.

○	Nuclear Energy Companies Risk. Nuclear energy companies may face considerable risk as a result of, among other risks, incidents and accidents, breaches of security, ill-intentioned acts of terrorism, air crashes, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials. Such events could have serious consequences, especially in case of radioactive contamination and irradiation of the environment, for the general population, and negatively impact the Fund. In addition, nuclear energy companies are subject to competitive risk associated with the prices of other energy sources, such as natural gas and oil. Nuclear activity is also subject to particularly restrictive regulations which may be subject to significant tightening by national and international authorities resulting in potentially negative impacts on the operations of nuclear energy companies.

○	Power Storage Companies Risk. The market value of securities in the energy storage solutions sector may decline for many reasons, including, among others, changes in traditional and alternative energy prices, government regulations, energy conservation efforts, and costs related to exploration, mining, and production. Companies in the energy storage solutions sector may depend largely on the availability of certain elements necessary for the production of batteries, fuel cells, and related products, which may be susceptible to fluctuations in the underlying commodities market. Such companies are also subject to risks related to the obsolescence of existing technology, competition from new market entrants, and the possibility that government subsidies for alternative energy will be eliminated.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

ADRs Risk. ADRs involve risks similar to those associated with investments in foreign securities and give rise to certain additional risks. ADRs listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in ADRs as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the ADRs may not provide a return that corresponds precisely with that of the Underlying Shares. Investment in ADRs may be less liquid than the Underlying Shares in their primary trading market.

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Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Liquidity Risk. Some investments held by the Fund, such as equity securities of non-listed, private, closely-held companies, may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also lack a readily observable or market-corroborated price and be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at an unexpected loss.

Private Company Risk. Investments in private companies involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value. Compared to public companies, private companies may have a more limited management group and limited operating histories with narrower, less established product lines and smaller market shares, which may cause them to be more vulnerable to competitors' actions, market conditions and consumer sentiment with respect to their products or services, as well as general economic downturns. In addition, private companies may have limited financial resources and may be unable to meet their obligations. The Fund may only have limited access to a private company's actual financial results and there is no assurance that the information obtained by the Fund is reliable. These companies may not ever issue shares in an initial public offering (“IPO”) and a liquid market for their shares may never develop, which could adversely affect the Fund's liquidity. Since securities issued by private companies are generally not freely or publicly tradable, the Fund may not have the opportunity to purchase, or the ability to sell, these securities in the amounts, or at the prices, the Fund desires.

IPO Risk. The Fund may purchase securities of companies that are offered in an IPO. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. Such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets or markets that experience extreme volatility.

Index Strategy Risk. The Fund’s strategy is linked to an Underlying Index maintained by the Index Provider that exercises complete control over the Underlying Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Underlying Index. In addition, there is no guarantee that the methodology used by the Index Provider to identify constituents for the Underlying Index will achieve its intended result or positive performance. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and/or corrected for a period of time or at all, which may have an adverse impact on the Fund.

Third Party Data Risk. The composition of the Underlying Index, and consequently, a significant portion of the Fund’s portfolio, is heavily dependent on information and data calculated and published by an independent third party calculation agent (“Third Party Data”). When Third Party Data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third Party Data been correct and complete. If the composition of the Underlying Index reflects such errors, the Fund’s portfolio can also be expected to reflect the errors.

Active Management Risk. The Sub-Adviser will actively monitor the Fund’s holdings, and the Fund may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund. In addition, while the Fund seeks to achieve returns similar to those of the Underlying Index, there may be periods of time where the Fund’s holdings, and therefore its performance, deviate significantly from the holdings and performance of the Underlying Index.

Tracking Error Risk. While the Fund generally seeks to achieve returns, before fees and expenses, similar to those of the Underlying Index, the performance of the Fund and the Underlying Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Underlying Index. In addition, the Fund may not be fully invested in the securities of the Underlying Index at all times or may hold securities not included in the Underlying Index.

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Unrelated Business Risk. Certain companies in which the Fund will invest have other business lines unrelated to one of the America First Technology categories. These other lines of business could adversely affect those firms’ operating results and, in turn, hurt the Fund’s performance. The operating results of companies with other business lines may fluctuate independently of the fluctuations in the relevant America First Technology category businesses. In addition, a particular company’s ability to engage in new business activities may expose it to additional risks for which it has less experience than its existing business lines. Despite a company’s possible success in activities linked to its use of one or more of the America First Technology categories, there can be no assurance that its other lines of business will not adversely affect the company’s business, financial condition, or market value. In addition, a particular company’s unrelated businesses may impact the Fund’s investment returns and it may be difficult to isolate thematic category-related returns from other return sources.

Concentration Risk. The Fund’s investments are expected to be concentrated in an industry or group of industries to the extent the Underlying Index is so concentrated. In such event, the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as Authorized Participants or APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

○	Trading. Although Shares are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares.

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New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.cvafunds.com/usmd.

Management

Investment Adviser

Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Fund.

Investment Sub-Adviser

MSA Power Funds LLC serves as investment sub-adviser to the Fund.

Portfolio Managers

Ben Harburg, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2025.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and the median bid-ask spread can be found on the Fund’s website at www.cvafunds.com/usmd.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income or capital gains (or some combination thereof), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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